SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 29, 1996
                Date of Report (Date of earliest event reported)


                             ST. JUDE MEDICAL, INC.
               (Exact name of registrant as specified in charter)




   Minnesota                        0-8672                     41-1276891
(State or other                  (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



                     One Lillehei Plaza, St. Paul, MN     55117
               (Address of principal executive offices) (Zip Code)

                                 (612) 483-2000
                Registrant's telephone number including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)



ITEM 5.           OTHER EVENTS


On January 29, 1996, St. Jude Medical, Inc. (the "Company"), Partner Acquisition Corp. and Daig Corporation ("Daig"), executed an Agreement and Plan of Merger (the "Agreement"). Pursuant to this Agreement, the Company will acquire all the outstanding shares of Daig common stock in exchange for Company common stock. Each share of Daig's outstanding common stock will be converted into the right to receive .651733 shares of Company common stock. The transaction is expected to close during the second quarter of 1996.

Daig is a Minnetonka, Minnesota based manufacturer of specialized cardiovascular devices for the electrophysiology and interventional cardiology markets. Daig will continue to operate as a wholly owned subsidiary of the Company.

Based on the 15,364,144 shares of Daig common stock shares outstanding and exercisable stock options, St. Jude will issue approximately 10,000,000 shares to acquire Daig. The acquisition will be accounted for as a pooling of interests and is intended to qualify as a reorganization (tax free to the Daig shareholders) under the provisions of Section 368(a) of the Internal Revenue Code. The transaction is dependent upon regulatory clearance and the favorable vote of Daig's shareholders.

Prior to the commencement of negotiations between the Company and Daig, there were no material relationships between Daig and the Company, any affiliate of either company or any officer or director of either company.


ITEM 7.           EXHIBITS

                  Exhibits:

                           2.1 Agreement and Plan of Merger dated January 29, 1996 (incorporated herein by reference to Exhibit 1 to Schedule 13-D filed on February 7, 1996 by St. Jude Medical, Inc.).

                           2.2 Shareholders Agreement, dated as of January 29, 1996, by and between St. Jude Medical, Inc., Daig Corporation, John J. Fleischhacker and Daniel J. Starks (incorporated herein by reference to Exhibit 2 to Schedule 13-D filed on February 7, 1996 by St. Jude Medical, Inc.).

                           99.1     Press Release dated January 30, 1996.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ST. JUDE MEDICAL, INC.


Date             2/13/96            By
           -------------------          ----------------------------------------
                                        Stephen L. Wilson
                                        Vice President - Finance
                                        and Chief Financial Officer


                                  EXHIBIT INDEX


   Exhibit
     No.            Description
-------------       -----------------------


2.1 Agreement and Plan of Merger among St. Jude Medical, Inc., Partner Acquisition Corp., and Daig Corporation dated as of January 29, 1996, (incorporated herein by reference to Exhibit 1 to Schedule 13-D filed on February 7, 1996 by St. Jude Medical, Inc.)

                    Pursuant to Item 601(b)(2) of Regulation S-K, the registrant has omitted the following schedules and exhibits and agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Commission upon request.

                    Schedule 3.1.2 - Events Deemed to cause a "Material Adverse
                                     Effect"

                    Schedule 3.3 - Subsidiaries and other Ownership interests of
                                   Daig

                    Schedule 3.4.2 - Government Authorization; Comments

                    Schedule 3.5 - Non-Contravention

                    Schedule 3.9 - Material Events since September 30, 1995

                    Schedule 3.10 - Properties; Liens Schedule 3.11 - Litigation

                    Schedule 3.12 - Taxes

                    Schedule 3.13 - ERISA

                    Schedule 3.16 - Patents, Trademarks, Trade Name, Service
                                    Marks and Copyrights

                    Schedule 3.18 - Contracts

                    Schedule 3.19.2 - Products; Regulation

                    Schedule 3.22 - Employee Relations

                    Schedule 3.23 - Insurance

                    Schedule 3.24 - Potential Conflicts of Interests

                    Schedule 3.25 - Bank Accounts.

                    Schedule 5.8.1(ii) - Employees not deemed "Affected
                                         Employees"

                    Exhibit 10.2 - Form of Affiliate Agreement

2.2 Shareholders Agreement, dated as of January 29, 1996, by and between St. Jude Medical, Inc., Daig Corporation, John J. Fleischhacker and Daniel J. Starks (incorporated herein by reference to Exhibit 2 to Schedule 13-D filed on February 7, 1996 by St. Jude Medical, Inc.).

99.1                Press Release dated January 30, 1996